STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER OF RUDDICK CORPORATION
REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, John B. Woodlief, state and attest that:

                 1.  To the best of my knowledge, based upon a review of the covered reports of Ruddick
                      Corporation, and, except as corrected or supplemented in a subsequent covered report:

                       *no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                        *no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

                   2.  I have reviewed the contents of this statement with the company's Audit Committee.

                   3.  In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                         *Annual Report on Form 10-K for the period ended September 30, 2001 of Ruddick
                            Corporation filed on December 17, 2001 with the Commission;

                          *All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ruddick Corporation filed with the Commission subsequent to the filing of the Form
                            10-K identified above; and

                           *Any amendments to any of the foregoing.

/S/ JOHN B. WOODLIEF
     John B. Woodlief                                                 Subscribed and sworn to
     August 13, 2002                                                   before me this 13th day of
                                                                                 August, 2002

                                                                                /s/ KATHY S. RUSSELL
                                                                                     Notary Public
                                                                                     My Commission Expires:  9-12-2006